                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

            Each person whose signature appears below constitutes and appoints Donald P. de Brier, Scott A. King, Matthew T. Gay and Robert E. Sawyer his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement of Form S-3 of Occidental Petroleum Corporation ("Occidental"), to be filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-3 of Occidental (File No. 33-59395) and any or all Amendments (including Post-Effective Amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



               Signature                                   Title                         Date
               ---------                                   -----                         ----
                                                  Chairman of the Board             April 1, 1998
                                                 of Directors, President
  /s/ R. R. Irani                                  and Chief Executive
-------------------------------------                   Officer
      Ray R. Irani

                                                      Executive Vice                April 1, 1998
 /s/ A. R. Leach                                   President and Chief
-------------------------------------               Financial Officer
     Anthony R. Leach

                                                    Vice President and              April 1, 1998
 /s/ S. P. Dominick                                 Controller (Chief
-------------------------------------               Accounting Officer)
     Samuel P. Dominick


                                                         Director                   April , 1998
-------------------------------------
     John S. Chalsty


 /s/ Edward P. Djerejian                                 Director                   April 1, 1998
-------------------------------------
     Edward P. Djerejian



                                                         Director                   April , 1998
-------------------------------------
     Albert Gore

               Signature                           Title                       Date
               ---------                           -----                       ----
 /s/ Arthur Groman                               Director                   April 1, 1998
-------------------------------------
     Arthur Groman


 /s/ J. Roger Hirl                               Director                   April 1, 1998
-------------------------------------
     J. Roger Hirl


 /s/ John W. Kluge                               Director                   April 1, 1998
-------------------------------------
     John W. Kluge


 /s/ Dale R. Laurance                            Director                   April 1, 1998
-------------------------------------
     Dale R. Laurance


 /s/ Irvin W. Maloney                            Director                   April 1, 1998
-------------------------------------
     Irvin W. Maloney


 /s/ George O. Nolley                            Director                   April 1, 1998
-------------------------------------
     George O. Nolley

                                                 Director                   April , 1998
-------------------------------------
     Rodolfo Segovia

                                                 Director                   April , 1998
-------------------------------------
     Aziz D. Syriani


 /s/ Rosemary Tomich                             Director                   April 1, 1998
-------------------------------------
     Rosemary Tomich